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                                                                    EXHIBIT 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the accompanying quarterly report on Form 10-Q of The Alpine Group, Inc. (the "Company") for the three months ended September 30, 2003 (the "Periodic Report"), I, David A. Owen, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the Periodic Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 12, 2003                     /s/  DAVID A. OWEN
                                            -----------------------
                                            David A. Owen
                                            Chief Financial Officer